                                                                    Exhibit 10.1



       =================================================================



                              EXCHANGE AGREEMENT

                                     Among

                             LEVEL 8 SYSTEMS, INC.

                                      and

                       THE HOLDERS LISTED ON SCHEDULE I


                         Dated as of October 16, 2001



       =================================================================

                              EXCHANGE AGREEMENT


          THIS EXCHANGE AGREEMENT (this "Agreement") is dated as of October 16,
                                         ---------
2001 among Level 8 Systems, Inc., a Delaware corporation (the "Company"), and
                                                               -------
the various stockholders identified and listed on Schedule I hereto (each referred to herein as a "Holder" and, collectively, the "Holders.")
                         ------                          -------

          WHEREAS, the Company and the Holders are parties to either (i) that certain Securities Purchase Agreement dated as of June 28, 1999 (the "Series A
                                                                      --------
Purchase Agreement") relating to the purchase and sale of the Company's Series A
------------------
4% Convertible Redeemable Preferred Stock, par value $0.001 per share, liquidation value $1,000 per share, initial conversion price $10.00 ("Series A
                                                                      --------
Preferred Stock") and warrants to purchase the Company's common stock ("Series A
---------------                                                         --------
Warrants") or (ii) that certain Securities Purchase Agreement dated as of July
--------
20, 2000 (the "Series B Purchase Agreement") relating to the purchase and sale
               ---------------------------
of the Company's Series B 4% Convertible Redeemable Preferred Stock, par value $0.001 per share, liquidation value $1,000 per share, initial conversion price $25.0625 ("Series B Preferred Stock") and warrants to purchase the Company's
           ------------------------
common stock ("Series B Warrants") or (iii) both the Series A Purchase Agreement
               -----------------
and the Series B Purchase Agreement (collectively, the "Purchase Agreements");
                                                        -------------------

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue to the Holders, and the Holders desire to acquire by exchange, as applicable: (i) shares of the Company's Series A1 Convertible Redeemable Preferred Stock, par value $0.001 per share, liquidation value $1,000 per share, initial conversion price $8.333 (the "Series A1
                                                              ---------
Preferred Stock") in the form of Exhibit A annexed hereto;  (ii) shares of the
---------------                  ---------
Company's Series B1 Convertible Redeemable Preferred Stock, par value $0.001 per share, liquidation value $1,000 per share, initial conversion price $12.531 (the "Series B1 Preferred Stock", and, collectively with the Series A1 Preferred
 -------------------------
Stock, the "Preferred Stock") in the form of Annex B annexed hereto; (iii) a
            ---------------                  -------
stock purchase warrant or warrants (each, a "Series A1 Warrant"), in the form of
                                             -----------------
Exhibit C annexed hereto, to purchase an aggregate amount of 753,640 shares of
---------
the Company's common stock, par value $0.001 per share (the "Common Stock");
                                                             ------------
and/or (iv) a stock purchase warrant or warrants (each, a "Series B1 Warrant",
                                                           -----------------
and, collectively with the Series A1 Warrant, the "Warrants"), in the form of
                                                   --------
Exhibit D annexed hereto, to purchase an aggregate amount of 1,047,382 shares of
---------
the Common Stock.

          WHEREAS, as consideration for the issuance of the Series A1 Preferred Stock, the Company desires to accept from the applicable Holders, and the applicable Holders desire to tender and exchange 11,570 shares of Series A Preferred Stock; and as consideration for the issuance of the Series B1 Preferred Stock, the Company desires to accept from the applicable Holders, and the applicable Holders desire to tender and exchange 30,000 shares of Series B Preferred Stock; and as consideration for the issuance of the Series A1 Warrants, the Company desires to accept from the applicable Holders, and the applicable Holders desire to tender and exchange Series A Warrants to purchase an aggregate amount of 753,640 shares of Common

Stock, representing the unexercised warrants remaining from the original issuances of warrants issued by the Company in connection with the Series A Purchase Agreement; and as consideration for the issuance of the Series B1 Warrants, the Company desires to accept from the applicable Holders, and the applicable Holders desire to tender and exchange Series B Warrants to purchase an aggregate amount of 1,047,382 shares of Common Stock, representing the unexercised warrants remaining from the original issuances of warrants issued by the Company in connection with the Series B Purchase Agreement;

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering amendments to Registration Rights Agreements substantially in the forms of Exhibit E and/or
                                                             ---------
Exhibit F and  attached hereto (the "Registration Rights Amendments") pursuant
---------                            ------------------------------
to which the Company has agreed to amend each of (i) that certain Registration Rights Agreement dated as of June 28, 1999 by and among the Company and the Holders in connection with the Series A Purchase Agreement and (ii) that certain Registration Rights Agreement dated as of July 20, 2000 by and among the Company and the Holders in connection with the Series B Purchase Agreement (together with (i), the "Registration Rights Agreements"), so as to provide certain
               ------------------------------
registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

          NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Holders hereby agree as follows:

                                  ARTICLE I.

                                   EXCHANGE

     1.1  Exchange

          On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and deliver to each Holder and each Holder, severally and not jointly, shall acquire from the Company the shares of Preferred Stock as set forth on Schedule I and a Warrant or Warrants
                                          ----------
exercisable for the amount of Common Stock as set forth on Schedule I for such
                                                           ----------
Holder. In exchange for the Preferred Stock and/or Warrants set forth on
Schedule I, the Holders shall tender to the Company for cancellation the
----------
certificates representing the shares of Series A Preferred Stock, Series B Preferred Stock, Series A Warrants and/or Series B Warrants as set forth on
Schedule II.
-----------


     1.2  Closing.

          The Closing.  The closing of the exchange of the Preferred Stock and
          -----------
Warrants (the "Closing") shall take place at the offices of Akin, Gump, Strauss,
               -------
Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (the "Closing Date"). At
                                                             ------------
the Closing:


               (i) Each Holder shall deliver and tender, as directed by the Company, all certificates and documents representing the Series A Preferred Stock, the Series B Preferred Stock, the Series A Warrants and/or the Series B Warrants as set forth next to its name on Schedule II;
                                          -----------

               (ii) The Company shall deliver to each Holder a certificate evidencing the number of shares of Preferred Stock received by such Holder as set forth on Schedule I hereto, the Series A1 Preferred Stock shall have the
             ----------
respective rights, preferences, limitations and privileges set forth in Exhibit
                                                                        -------
A attached hereto, which shall be incorporated into a Certificate of Designation
-
of Rights, Preferences and Limitations to be approved by the Holders and the Company's Board of Directors and filed on or before the Closing with the Secretary of State of Delaware (the "Series A1 Certificate of Designation") and
                                     ------------------------------------
the Series B1 Preferred Stock shall have the respective rights, preferences, limitations and privileges set forth in Exhibit B attached hereto, which shall
                                        ---------
be incorporated into a Certificate of Designation of Rights, Preferences and Limitations to be approved by the Holders and the Company's Board of Directors and filed on or before the Closing with the Secretary of State of Delaware (the "Series B1 Certificate of Designation" and together with the Series A1
 ------------------------------------
Certificate of Designation, the "Certificates of Designation"); and
                                 ---------------------------

               (iii) The Company shall deliver to each Holder a Series A1 Warrant, in the form of Exhibit C hereto with respect to the Series A Warrants
                        ---------
tendered, and/or a Series B1 Warrant, in the form of Exhibit D hereto with
                                                     ---------
respect to the Series B Warrants tendered,
representing the right to acquire the number of shares of Common Stock purchased by such Holder as set forth on Schedule II hereto; and
                               -----------

               (iv) The parties shall execute and deliver each of the documents referred to in Section 4.1.


                                  ARTICLE II.

                        REPRESENTATIONS AND WARRANTIES

     2.1  Representations, Warranties and Agreements of the Company.  The
          ---------------------------------------------------------
Company hereby makes the following representations and warranties to each of the
Holders:

          a.  Organization and Qualification.  The Company is a corporation duly
              ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company has no subsidiaries (collectively, the "Subsidiaries"). Each of the Subsidiaries (which for
                    ------------
purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and its Subsidiaries, taken as a whole or
(z) materially impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect"). The Company has furnished to each of the Holders
 -----------------------
true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of
                                                  --------------
Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the
-------------
"Bylaws").
 ------

          b.  Authorization; Enforcement.  The Company has the requisite
              --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Certificates of Designation, the Warrants and the Registration Rights Amendments (collectively, the "Transaction
                                                            -----------
Documents"), and otherwise to carry out its obligations hereunder and
---------
thereunder. The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by the Company. Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

          c.  Capitalization. As of the date hereof, the authorized capital
              --------------
stock of the Company is as set forth in Schedule 2.1(c).  All of such
                                        ---------------
outstanding shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable and were issued in accordance with the registration provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 2.1(c) or the
                                                       ---------------
SEC Documents (as defined in Section 2.1(k)), (i) no shares of the Company's capital stock are subject to preemptive rights nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, as defined in Section 2.1(b) above, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreements as amended by the Registration Rights Amendments), (iv) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Common Stock as described in this Agreement and (vi) except as specifically disclosed in the SEC Documents), to the Company's knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or
                                                            ------------
has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. "Person"
                                                                       ------
means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          d.  Authorization and Validity; Issuance of Shares.  The shares of
              ----------------------------------------------
Series A1 Preferred Stock to be exchanged for the Series A Preferred Stock, and the Series B1 Preferred Stock to be exchanged for the Series B Preferred Stock, are and will at all times hereafter continue to be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and rights of first refusal, other than liens and encumbrances created by the

Holders (collectively, "Liens") and will not be subject to any preemptive or
                        -----
similar rights other than as granted pursuant to the Transaction Documents. The shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares") and exercise of the Warrants (the "Warrant Shares", and
 -----------------                                      --------------
together with the Conversion Shares the "Underlying Shares") are and will at all
                                         -----------------
times hereafter continue to be duly authorized and reserved for issuance and will be validly issued, fully paid and non-assessable, free and clear of all Liens and will not be subject to any preemptive or similar rights other than as granted pursuant to the Transaction Documents.

          e.  No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, except where such conflict or violation has not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except where such conflict or violation has not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries, or by which any material property or asset of the Company or any Subsidiary is bound or affected, except where such conflict has not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect.

          f.  Consents and Approvals.  Except with respect to the consent of
              -----------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreements as amended by the Registration Rights Amendments,
(ii) the application(s) or any letter(s) acceptable to the Nasdaq National Market ("Nasdaq") for the listing of the Underlying Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then listed), (iii) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to herein, except where failure to do so has not resulted or would not reasonably result, individually, or in the aggregate, in a Material Adverse Effect, and (iv) the filing of the Certificates of Designation with the Secretary of State of the State of Delaware.

          g.  Litigation; Proceedings. The Company incorporates the same
              -----------------------
representations of Section 2.1(g) of the Series A Purchase Agreement and Section 2.1(g) of the Series B Purchase Agreement as of the respective dates thereof.

          h.  No Default or Violation. The Company incorporates the same
              -----------------------
representations of Section 2.1(h) of the Series A Purchase Agreement and Section 2.1(h) of the Series B Purchase Agreement as of the respective dates thereof.

          i.  Disclosure; Absence of Certain Changes.  None of this Agreement,
              --------------------------------------
the Schedules to this Agreement, the Transaction Documents hereby contained, contains, or will contain at the time it was or is so furnished any untrue statement of a material fact or omitted, omits or will omit at such time to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. The Company incorporates the same representations of Section 2.1(i) of the Series A Purchase Agreement and Section 2.1(i) of the Series B Purchase Agreement as of the respective dates thereof.

          j.  Private Offering.  The Company and all Persons acting on its
              ----------------
behalf have not made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Preferred Stock, the Warrants or the Underlying Shares or the issuance of such securities under the Securities Act. Subject to the accuracy and completeness of the representations and warranties of the respective Holders contained in Section 2.2, the offer, sale and issuance by the Company to the Holders of the Preferred Stock, the Warrants and the Underlying Shares is exempt from the registration requirements of the Securities Act.

          k.  SEC Documents; Financial Statements.  The Common Stock of the
              -----------------------------------
Company is registered pursuant to Section 12(g) of the Exchange Act. Except as disclosed on Schedule 2.1(k), since December 31, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it, with the Commission, pursuant to Section 13, 14 or 15(d) of the Exchange Act (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid
               -------------
extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject and which are required to be filed as exhibits to the SEC Documents have been filed as exhibits to the SEC Documents as required. As of their respective dates, the financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Holders with any material, nonpublic information without first identifying to the Holders that they were receiving material, nonpublic information. The Company acknowledges that the Holders will be trading in the securities of the Company in reliance on the foregoing representation and warranty.

          l.  Investment Company.  The Company is not, and is not controlled by
              ------------------
or under common control with an affiliate (an "Affiliate") of an "investment
                                               ---------
company" within the meaning of the Investment Company Act of 1940, as amended.

          m.  Broker's Fees. The Company incorporates the same representations
              -------------
of Section 2.1(m) of the Series A Purchase Agreement and Section 2.1(m) of the Series B Purchase Agreement as of the respective dates thereof..

          n.  [Intentionally omitted.]
              ------------------------

          o.  Listing and Maintenance Requirements Compliance. The Company
              -----------------------------------------------
incorporates the same representations of Section 2.1(o) of the Series A Purchase Agreement and Section 2.1(o) of the Series B Purchase Agreement as of the respective dates thereof.

          p.  Intellectual Property Rights. The Company incorporates the same
              ----------------------------
representations of Section 2.1(p) of the Series A Purchase Agreement and Section 2.1(p) of the Series B Purchase Agreement as of the respective dates thereof.

          q.  Internal Accounting Controls. The Company incorporates the same
              ----------------------------
representations of Section 2.1(q) of the Series A Purchase Agreement and Section 2.1(q) of the Series B Purchase Agreement as of the respective dates thereof.

          r.  Transactions With Affiliates. The Company incorporates the same
              ----------------------------
representations of Section 2.1(r) of the Series A Purchase Agreement and Section 2.1(r) of the Series B Purchase Agreement as of the respective dates thereof.

          s.  Application to Takeover Protection. The Company incorporates the
              ----------------------------------
same representations of Section 2.1(s) of the Series A Purchase Agreement and
Section 2.1(s) of the Series B Purchase Agreement as of the respective dates thereof.

          t.  Acknowledgement Regarding Holders' Purchase of Preferred Stock.
              --------------------------------------------------------------
The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Holder or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Holders' purchase of the securities. The Company further represents to each Holder that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

          u.  Seniority; Exclusivity.  No class of equity securities of the
              ----------------------
Company will be senior to the Preferred Stock in right of payment, whether upon liquidation, dissolution or otherwise. So long as any Preferred Stock issued hereunder remains outstanding, the Company shall not exchange, redeem or convert any of the Company's capital stock for indebtedness, including convertible debt, of the Company. The Company shall not issue and sell any shares of Preferred Stock, other than to the Holders pursuant to this Agreement, without the prior written consent of each of the Holders.

     2.2  Representations and Warranties of the Holders.  Each of the Holders,
          ---------------------------------------------
severally and not jointly, hereby represents and warrants to the Company as follows:

          a.  Organization; Authority.  Such Holder is a corporation or a
              -----------------------
limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The exchange by such Holder for the shares of Preferred Stock and the Warrants hereunder has been duly authorized by all necessary action on the part of such Holder. Each of this Agreement and the Registration Rights Amendment has been duly executed and delivered by such Holder and constitutes the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          b.  Investment Intent.  Such Holder is acquiring the shares of
              -----------------
Preferred Stock, the Warrants and the Underlying Shares for its own account and not with a present view to or for distributing or reselling the shares of Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act; provided, however, that by making the representations herein, such Holder does not agree to hold any of the shares of Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the shares of Preferred Stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

          c.  Holder Status.  At the time such Holder was offered the Preferred
              -------------
Stock and the Warrants, and at the Closing Date and each date such Holder exercises Warrants, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Holder, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock, the Warrants and the Common Stock.

          d.  Reliance.  Such Holder understands and acknowledges that (i) the
              --------
Preferred Stock, the Warrants and the Underlying Shares are being delivered to such Holder without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act under Section 3(a)(9) of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Holder hereby consents to such reliance.

          e.  Information.  Such Holder and its advisors, if any, have been
              -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the exchange of the Preferred Stock and Warrants which have been requested by such Holder or its advisors. Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Holder or any of its advisors or representatives shall modify, amend or affect Holder's right to rely on the Company's representations and warranties contained in Section 2.1 above or representations and warranties of the Company contained in any other Transaction Document. Such Holder understands that its investment in the Preferred Stock and Warrants involves a significant degree of risk.

          f.  Governmental Review.  Such Holder understands that no United
              -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Preferred Stock or Warrants.

          g.  Residency.  Such Holder is a resident of the jurisdiction set
              ---------
forth immediately below such Holder's name on Schedule II hereto.
                                              -----------

          h.  Current Holdings.  Such Holder is currently a stockholder of the
              ----------------
Company.

     The Company acknowledges and agrees that the Holders make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                 ARTICLE III.

                               OTHER AGREEMENTS

     3.1  Transfer Restrictions.

          a. If any Holder should decide to dispose of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares held by it, such Holder understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act or Rule 144 promulgated under the Securities Act ("Rule 144"). In connection
                                                   --------
with any transfer of any Preferred Stock, Warrants, Conversion Shares or Warrant Shares other than pursuant to an effective registration statement, Rule 144 or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Preferred Stock,
                          --------  -------
Warrants, Conversion Shares or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Holder if such Holder provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Holder to an Affiliate (as defined in the Certificates of Designation) of such Holder, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Holder under this Agreement and the Transaction Documents. If a Holder provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Holder provides the Company with reasonable assurances that the Warrants, the Conversion Shares and the Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Holder and without any restrictive legend. Notwithstanding the foregoing or anything else contained herein to the contrary, the securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

          b. Each Holder agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.



          Neither the Preferred Stock, the Warrants, the Conversion Shares, nor the Warrant Shares shall contain the legend set forth above (or any other legend) (i) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), (ii) if such Preferred Stock, Warrants, Conversion Shares or Warrant Shares may be sold pursuant to Rule 144(k) or (iii) if such shares are registered for resale under the Securities Act. The Company agrees that it will provide each Holder, upon request, with a certificate or certificates representing shares of

Preferred Stock, Warrants, Conversion Shares or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of any legend.

     3.2  Stop Transfer Instruction.  The Company may not make any notation on
          -------------------------
its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

     3.3  Furnishing of Information.  As long as any Holder owns the Preferred
          -------------------------
Stock, the Warrants, the Conversion Shares or the Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under
Section 12 of the Exchange Act or subject to Section 15(d) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. As long as any Holder owns the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made
under the Exchange Act.   The Company further covenants that it will take such
further action as the holders of a majority of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Preferred Stock, the Warrants, the Conversion Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1(b). Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.4  Integration.  The Company shall not sell, offer for sale or solicit
          -----------
offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or exchange of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares to any Holder, or to issue securities in such circumstances that is likely to result in such offering being integrated with the exchange of the Preferred Stock, Warrants and Underlying Shares in such manner that stockholder approval would be required pursuant to any stockholder approval provision applicable to the Company or its securities.

     3.5  Listing and Reservation of Conversion Shares and Warrant Shares.

          a. The Company shall (i) not later than ten (10) business days after the Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) additional shares listing applications or letters acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to 100% of the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such Underlying Shares, and (iv) provide to the Holders evidence of such listing. Prior to the effectiveness of any registration statement filed to register the resale of the Underlying Shares, the Company shall promptly provide to each Holder copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.5(a).

          b. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for the full conversion of the outstanding shares of Preferred Stock and exercise of the outstanding Warrants. Shares of Common Stock reserved for issuance upon conversion of the shares of Preferred Stock and the exercise of the Warrants shall be allocated pro rata to each of the Holders in accordance with the number of shares of Preferred Stock and Warrants issued and delivered to such Holder at the Closing. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover 100% of the number of Conversion Shares and Warrant Shares issued and issuable upon conversion of the shares of Preferred Stock and exercise of the Warrants (based on the Conversion Price (as defined in the Certificates of Designation) of the shares of Preferred Stock in effect from time to time and the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time) without regard to any limitation on conversions or exercises, the Company will promptly take all corporate action necessary to authorize and reserve 100% of such shares pursuant to Section 3(b) of the Registration Rights Agreements, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.5(b), in the case of an insufficient number of authorized shares, and using best efforts to obtain stockholder approval of an increase in such authorized number of shares.

     3.6  Notice of Breaches.
          ------------------

          a. Prior to the effectiveness of any registration statement filed to register the resale of the Underlying Shares, the Company and each Holder shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date. However, no disclosure by either party pursuant to this Section 3.6 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

          b. Notwithstanding the generality of Section 3.6(a), the Company shall promptly notify each Holder of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Holders a copy of any written statement in support of or relating to such claim or notice.

          c. The default by any Holder of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Holder or affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Holder, except as expressly provided in the Transaction Documents or to the extent an obligation of the Company can not reasonably be met as a result of a default by a Holder.

     3.7  [INTENTIONALLY DELETED]

     3.8  Future Financings.  The Company and the Holders acknowledge and ratify
          -----------------
the entire contents of Section 3.8 of the Purchase Agreements, respectively, and agree that such provisions and covenants relating to Future Financings shall remain in full effect as if such provisions and covenants were made with respect to the Series A1 Preferred Stock, the Series B1 Preferred Stock and the Warrants offered for exchange herein.

     3.9  Use of Proceeds.  The Company shall use the proceeds from the exercise
          ---------------
of the Warrants to acquire assets, reduce debt and for working capital.

     3.10 Transactions with Affiliates.  So long as any Preferred Stock or
          ----------------------------
Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries or affiliated entities not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors or persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 10% or more of the Common Stock, or Affiliates or any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 10% or more beneficial interest (each a "Related
                                                                     -------
Party"), except for (a) customary employment arrangements and benefit programs
-----
on reasonable terms consistent with prior practice, (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a Person other than such Related Party, (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the directors of the Company who have no material financial interest in the matter or (d) transactions pursuant to the Transaction Documents. "Affiliate" for purposes of this section only means,
                         ---------
with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 20% or more equity interest in that person or entity, (ii) has 20% or more common ownership with that person or entity, (iii) controls or is controlled by that person or entity, or (iv) shares common control or is under common control with that person or entity. "Control" or "Controls" for
                                                   -------      --------
purposes of this section means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     3.11 Transfer Agent Instructions.  The Company shall issue irrevocable
          ---------------------------
instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of each such Holder or its respective nominee(s), for the Conversion Shares and/or the Warrant Shares in such amounts as specified from time to time by each Holder to the Company in a form acceptable to such Holder (the "Irrevocable Transfer Agent
                                                      --------------------------
Instructions").  So long as required pursuant to Section 3.1(b), all such
------------
certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.11, and stop transfer instructions to give effect to Section 3.1 (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares under the Securities Act) will be given by the Company to its transfer agent. If a Holder provides the Company with an opinion of counsel of a law firm with recognized expertise in securities addressed to the Company, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Holder provides the Company with reasonable assurances that the Warrants, the Conversion Shares and the Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Holder and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.11 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.11, that the Holders, shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     3.12 Press Release; Filing of Form 8-K.  Subject to the provisions of
          ---------------------------------
Section 6.11, the Company shall issue a press release in form and substance acceptable to the Holders promptly following the Closing.

     3.13 Non-public Information Ordinary Course Brokerage and Trading.  The
          ------------------------------------------------------------
Holders acknowledge that they may have been provided material non-public information in connection with the transactions contemplated hereby and that trading in securities of the Company while in the possession of material non-public information is prohibited by the federal securities laws. No Holder who is in possession of material non-public information shall trade in any securities of the Company prior to the third business day after the Company publicly announces its results of operations for the quarter ended September 30, 2001, or at any time thereafter that such Holder is in possession of material non-public information. Subject to compliance with all applicable securities laws and Nasdaq regulations, no Holder shall be prohibited by the Company from engaging in its ordinary course brokerage and trading activities in respect of the Company's Common Stock; provided that the personnel engaged in such
                            --------
activities have not been involved with the transactions contemplated hereby and have not been provided with confidential information with respect to the Company. No Holder shall engage in any trading activity in the Company's securities in violation of Regulation M under the Exchange Act.

     3.14 Best Efforts.  Each of the parties hereto shall use its best efforts
          ------------
to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

     3.15 Corporate Existence.  Until such time as all of the Holders provide
          -------------------
the Company with written notice that they do not beneficially own any shares of Preferred Stock or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the Nasdaq, the New York Stock Exchange or the American Stock Exchange.

     3.16 No Violation of Applicable Law.  Notwithstanding any provision of this
          ------------------------------
Agreement to the contrary, if the redemption of shares of Preferred Stock otherwise required under this Agreement or the Registration Rights Agreements (as amended by the Registration Rights Amendments) would be prohibited by the relevant provisions of the Delaware General Corporation Law, such redemption shall be effected as soon as it is permitted under such law; provided, however, that from the fifth (5/th/) day after such redemption notice until such redemption price is paid in full, interest on any such unpaid amount shall accrue and be payable at the rate of 15% per annum in accordance with the applicable Certificate of Designation.


                                  ARTICLE IV.


                                  CONDITIONS

     4.1  Closing.

          a.  Conditions Precedent to the Obligation of the Company to Deliver
              ----------------------------------------------------------------
the Shares of Preferred Stock and Warrants.  The obligation of the Company to
------------------------------------------
deliver the shares of Preferred Stock and Warrants is subject to the satisfaction or waiver (with prior written notice to each Holder) by the Company, at or before the Closing Date of each of the following conditions:

                    (i)   Accuracy of the Holders' Representations and
                          --------------------------------------------
Warranties. The representations and warranties of each Holder in this Agreement
----------
shall be true and correct in all material respects as of the date when made and as of the Closing;

                    (ii)  Performance by the Holders. Each Holder shall have
                          --------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Holder at or before the Closing; and

          (iii)  No Injunction. No statute, rule, regulation, executive order,
                 -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

     b. Conditions Precedent to the Obligation of the Holders to Exchange the
        ---------------------------------------------------------------------
Shares of Series A Preferred Stock, the Series B Preferred Stock and Warrants
-----------------------------------------------------------------------------
at the Closing.  The obligation of each Holder hereunder to exchange its Series
--------------
A Preferred Stock and/or Series A Warrants and/or Series B Preferred Stock and/or Series B Warrants for the shares of Preferred Stock and Warrants at the Closing is subject to the satisfaction or waiver by such Holder, at or before the Closing Date, of each of the following conditions:

          (i)    Accuracy of the Company's Representations and Warranties. The
                 --------------------------------------------------------
representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date, unless such representations and warranties of the Company are specifically made as of the respective dates of the Series A Purchase Agreement and the Series B Purchase Agreement as provided in Section 2.1 of this Agreement;

          (ii)   Performance by the Company. The Company shall have performed,
                 --------------------------
satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date;

          (iii)  No Injunction. No statute, rule, regulation, executive order,
                 -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

          (iv)   No Suspensions of Trading in Common Stock. The trading in the
                 -----------------------------------------
Common Stock shall not have been suspended by the Commission, on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

          (v)    Listing of Common Stock. The Common Stock shall have been at
                 -----------------------
all times since the date of this Agreement and on the Closing Date listed for trading on the Nasdaq;

          (vi)   Merrill Lynch Consent. The consent of Merrill Lynch, Pierce,
                 ---------------------
Fenner & Smith Incorporated shall have been obtained and a copy thereof delivered to the Holders other than those relating solely to Closing Dates other than the Closing Date;

          (vii)  Required Filing.  The Company shall have filed the Certificates
                 ---------------
of Designation with the Secretary of State of Delaware and they shall have become effective;

          (viii) Shares of Common Stock.  The Company shall have duly reserved
                 ----------------------
the number of Underlying Shares issuable upon the exercise of the Warrants or the conversion of the shares of Preferred Stock acquired by the Holder on the Closing Date;

          (ix)   Adverse Changes. Since the date of the financial statements
                 ---------------
included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect shall have occurred (for purposes hereof, changes in the market price of the Common Stock as compared to the market generally may be considered as a factor in determining whether there has occurred an event which has had a Material Adverse Effect);

          (x)    Litigation.  No litigation shall have been instituted or
                 ----------
threatened against the Company which would reasonably be expected to, individually or in the aggregate, have had a Material Adverse Effect;

          (xi)   Change of Control. No Change of Control shall have occurred
                 -----------------
between the date hereof and the Closing Date. "Change of Control" means the
                                               -----------------
occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Holders or any of their Affiliates, of in excess of 25% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv);

          (xii)  Transfer Agent Instructions. The Irrevocable Transfer Agent
                 ---------------------------
Instructions, in a form acceptable to the Holders, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Holder;

          (xiii) Post-Effective Amendment.  The Company shall, within two (2)
                 ------------------------
business days after the Closing, file a post-effective amendment to any currently effective Registration Statement (as that term is defined in the Registration Rights Agreements) in a form acceptable to the Holders and take all other actions necessary to ensure that the number of shares of Common Stock previously registered for resale upon the conversion of the Series A Preferred Stock, the Series B Preferred Stock and upon the exercise of the warrants issued in connection with the Series A Purchase Agreement and the Series B Purchase Agreement, shall be eligible for resale upon conversion of the Series A1 Preferred Stock, the Series B1 Preferred Stock and the exercise of the Warrants issued pursuant to this Agreement, respectively.

     c. Documents and Certificates.  At the Closing, the Holders shall have
        --------------------------
delivered to the Company, the following in form and substance reasonably satisfactory to the Company:

          (i)    Series A Preferred Stock Certificates. The certificates
                 -------------------------------------
representing all of the Series A 4% Convertible Preferred Stock held by such Holder as set forth next to such Holder's name on Schedule II.
                                                  -----------

          (ii)  Series B Preferred Stock Certificates. The certificates
                -------------------------------------
representing all of the Series B 4% Convertible Preferred Stock held by such Holder as set forth next to such Holder's name on Schedule II.
                                                  -----------

          (iii) Series A Warrants. The documentation representing all of the
                -----------------
unexercised warrants delivered pursuant to the Series A Purchase Agreement held by such Holder as set forth next to such Holder's name on Schedule II.
                                                          -----------

          (iv)  Series B Warrants. The documentation representing all of the
                -----------------
unexercised warrants delivered pursuant to the Series B Purchase Agreement held by such Holder as set forth next to such Holder's name on Schedule II.
                                                          -----------

      d.  Documents and Certificates.  At the Closing, the Company shall
          --------------------------
have delivered to the Holders, the following in form and substance reasonably satisfactory to the Holders:

          (i)   Series A1 Preferred Stock Certificate.  A Preferred Stock
                -------------------------------------
Certificate(s) representing the number of shares of Series A1 Preferred Stock exchanged for by such Holder as set forth next to such Holder's name on Schedule
                                                                        --------
I, registered in the name of such Holder, each in form satisfactory to the
-
Holder;

          (ii)  Series B1 Preferred Stock Certificate. A Preferred Stock
                -------------------------------------
Certificate(s) representing the number of shares of Series B1 Preferred Stock exchanged for by such Holder as set forth next to such Holder's name on Schedule
                                                                        --------
I, registered in the name of such Holder, each in form satisfactory to the
-
Holder;

          (iii) Series A1 Warrant.  A Warrant(s) representing the Series A1
                -----------------
Warrants exchanged for by such Holder as set forth next to such Holder's name on
Schedule I, registered in the name of such Holder;
----------

          (iv)  Series B1 Warrant.  A Warrant(s) representing the Series B1
                -----------------
Warrants exchanged for by such Holder as set forth next to such Holder's name on
Schedule I, registered in the name of such Holder;
----------

          (v)   Registration Rights.  The Company shall have executed and
                -------------------
delivered the Registration Rights Amendments;

          (vi)  Officer's Certificate.  An Officer's Certificate dated the
                ---------------------
Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations and warranties as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1(d) as of the Closing Date;

          (vii) Secretary's Certificate.  A Secretary's Certificate dated the
                -----------------------
Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date,
(B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked; and

          (viii)  Other Documents.  The Company shall have delivered to each
                  ---------------
Holder such other documents relating to the transactions contemplated by the Transaction Documents as the Holder or its counsel may reasonably request.

                                  ARTICLE V.

                                INDEMNIFICATION

     5.1  Indemnification.  Except to the extent that matters which could be
          ---------------
covered by this Section 5 are covered by Section 5 of the Registration Rights Agreements, as applicable, in consideration of the Holders execution and delivery of this Agreement and the Transaction Documents and acquiring the Preferred Stock, Conversion Shares, Warrants and Warrant Shares thereunder and in addition to all of the Company's other obligations under this Agreement, the Purchase Agreements and the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Holder, its past and present Affiliates and their successors and assigns (in accordance with the provisions of Section 6.6), each other holder of the Underlying Shares and all of their stockholders, officers, directors, employees, members, partners and managers and direct or indirect investors and any of the foregoing Person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each an "Indemnitee", and
                                                                ----------
collectively, the "Indemnitees") from and against any and all actions, causes of
                   -----------
action, suits, claims, losses, proceedings, costs (as incurred), penalties, fees (including legal fees and expenses), liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including interest, penalties and attorneys' fees and disbursements (the "Indemnified
                                                                -----------
Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or
-----------
relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or in the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Purchase Agreements or the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made, other than by the Company, against such Indemnitee and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Purchase Agreements or the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or Warrants or (iii) solely the status of such Holders or holder of the Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares as an investor in the Company; provided however, that the Company
                                              -------- -------
shall not be required to provide indemnification for any losses, claims, damages, liabilities or expenses arising out of the gross negligence or willful misconduct of a Holder. The indemnification obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Holders and partners, directors, agents, employees and controlling Persons (if any), as the case may be, of the Holders and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Holders and any such affiliate and any such Person. The Company also agrees that neither the Holders nor any such Affiliates, partners, directors, agents, employees or controlling Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or any of the Transaction Documents except to the extent for any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Holder or entity in connection with the transactions contemplated by this Agreement or the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                                  ARTICLE VI.


                                 MISCELLANEOUS

     6.1  Entire Agreement.  This Agreement, together with the Exhibits and
          ----------------
Schedules hereto, the Purchase Agreements and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.2  Notices.  Any notices, consents, waivers or other communications
          -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:00 p.m. eastern time ("ET") where such notice is received) or the first business day following such delivery (if received after 5:00 p.m. ET where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

               Level 8 Systems, Inc.
               8000 Regency Parkway
               Cary, North Carolina 27511
               Telephone: (919) 380-5005
               Facsimile: (919) 461-2690
               Attention:  John P. Broderick

          With a copy to:


               Powell, Goldstein, Frazer & Murphy LLP
               191 Peachtree Street, 16/th/ Floor
               Atlanta, GA 30303
               Facsimile: (404) 572-6999
               Attention: Scott D. Smith, Esq.

          If to the Transfer Agent:


               American Stock Transfer & Trust Company
               40 Wall Street, 46/th/ Floor
               New York, New York 10005
               Facsimile: (718) 921-8334
               Attention: Isaac Kagan or Rosie Rosenbloom

          If to Brown Simpson Partners I, Ltd. to:

               152 West 57/th/ Street, 21st Floor
               New York, New York  10029
               Telephone: (212) 247-8200
               Facsimile: (212) 817-5391
               Attention: Peter Greene

          With a copy, in the case of Notice to Brown Simpson Partners I, Ltd.
     to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York  10022
               Telephone: (212) 872-1000
               Facsimile: (212) 872-1002
               Attention: James Kaye

          If to Seneca Capital, L.P., to:

               c/o Seneca Capital Advisors, LLC
               527 Madison Avenue, 11/th/ Floor
               New York, New York 10022
               Telephone: (212) 371-1300
               Facsimile: (212) 758-6060
               Attention: Mr. Davis Parr

          If to Seneca Capital International, Ltd., to:

               c/o Seneca Capital Advisors, LLC
               527 Madison Avenue, 11/th/ Floor
               New York, New York 10022

               Telephone: (212) 371-1300
               Facsimile: (212) 758-6060
               Attention: Mr. Davis Parr

          With a copy, in the case of Notice to Seneca Capital, L.P. or Seneca Capital International, Ltd., to:

               Kramer Levin Naftalis & Frankel LLP
               919 Third Avenue
               New York, New York 10022-3852
               Telephone: (212) 715-9186
               Facsimile: (212) 715-8000
               Attention: Thomas T. Janover, Esq.

          If to Advanced Systems Europe B.V. to:

               c/o Liraz Systems Ltd.
               Azrieli Center 3, Triangle Building
               42nd Floor
               Tel Aviv 67023 Israel
               Telephone:
               Facsimile:
               Attention: Mr. Yossi Shemesh

          With copy to:

               Goldfarb, Levy & Eran
               Eliahu House
               2 Ibn Gvirol Street
               Tel Aviv, Israel 64077
               Telephone: 972-3-608-9999
               Facsimile: 972-3-608-9909
               Attention: Mr. Oded Eran
                          Mr. Erez Altit

Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

     6.3  Amendments; Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Holders or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the shares of Preferred Stock outstanding. The Company shall not offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder which consents to such amendment or waiver.

     6.4  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.5  References.  References herein to Sections are to Sections of this
          -----------
Agreement, unless otherwise expressly provided.

     6.6  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Holders. The Holders may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder, provided, that any assignees must execute and deliver to the company an instrument expressly making the representations and warranties set forth in Section 2.2 and agrees to become a party hereto; further that, prior to the Closing Date, the Holders may assign this Agreement its rights and rights or obligations hereunder only to an Affiliate of such Holder. This provision shall not limit a Holder's right to transfer securities in accordance with all of the terms of this Agreement or the Transaction Documents.

     6.7  No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     6.8  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     6.9  Survival.  The representations and warranties of the Company and the
          --------
Holders contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Section 3, and the indemnification provisions set forth in Section 5, shall survive the Closing and any conversion of the shares of Preferred Stock or exercise of the Warrants regardless of any investigation made by or on behalf of the such Holder or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of four (4) years following the Closing Date on which they were made or deemed to have been made (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties). This section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreements.

     6.10  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     6.11  Publicity. The Company and the Holders shall consult with each other
           ---------
in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Holders without each such Holder's prior consent, except to the extent required by law and in the initial press release with respect to the transactions contemplated hereby. The Holders and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials all or parts of the Company's press releases that focus on the transactions forming the subject matter of this Agreement or which make reference to such transactions. The Holder understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Holders and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

     6.12  Severability.  In case any one or more of the provisions of this
           ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.13  Remedies.  In addition to being entitled to exercise all rights
           --------
provided herein or granted by law, including recovery of damages, the Holders will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Holders (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     6.14  Independent Nature of Holders' Obligations and Rights.  The
           -----------------------------------------------------
obligations of each Holder hereunder is several and not joint with the obligations of the other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

     6.15  Payment Set Aside.  To the extent that the Company makes a payment or
           -----------------
payments to the Holders hereunder or pursuant to the Transaction Documents or the Holders enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     6.16  Further Assurances.  Each party shall do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.17  Fees and Expenses.  Except as set forth in the Registration Rights
           -----------------
Agreements, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                              LEVEL 8 SYSTEMS, INC.

                              By: /s/ Paul Rampel
                                  ----------------------------------------------
                                     Paul Rampel,
                                     President

                              BROWN SIMPSON PARTNERS I, LTD.

                              By: /s/ Peter D. Greene
                                  ----------------------------------------------
                              Name:  Peter D. Greene
                              Title: Attorney-in-Fact

                              SENECA CAPITAL, L.P.
                              By: Seneca Capital Advisors, LLC, its
                                    general partner

                                    By: /s/ Davis Parr
                                        ----------------------------------------
                                    Name:  Davis Parr
                                    Title:

                              SENECA CAPITAL INTERNATIONAL, LTD.

                              By: /s/ Davis Parr
                                  ----------------------------------------------
                                  Name:  Davis Parr
                                  Title:

                              ADVANCED SYSTEMS EUROPE B.V.


                              By: /s/ Yossi Shemesh    /s/ Yoel Amir
                                  ----------------------------------------------
                                  Name:  Yossi Shemesh, Yoel Amir
                                  Title:

                                  Schedule I

---------------------------------------------------------------------------------------------------------------------------------
                                   Number of shares of       Number of  shares         Number of Shares       Number of Shares
                                   Series A1 Preferred     of Series B1 Preferred         Underlying             Underlying
Name of Holder                    Stock at Closing Date    Stock at Closing Date      Series A Warrants      Series B Warrants
-------------                     ---------------------    ---------------------      -----------------      -----------------
---------------------------------------------------------------------------------------------------------------------------------
Brown Simpson Partners I, Ltd.                                              15,000                 700,000               523,691

Seneca Capital, L.P.                               1,570                     5,228                  53,640               182,506

Seneca Capital International,                                                9,772                                       341,185
 Ltd.

Advanced Systems Europe B.V.                      10,000

TOTAL                                             11,570                    30,000                 753,640             1,047,382

                                  Schedule II

                                                      Series A           Series B         Number of Shares       Number of Shares
                                                  Preferred Stock    Preferred Stock    Underlying Exchanged   Underlying Exchanged
 Name of and Address of Holder                        Exchanged         Exchanged         Series A Warrants     Series B Warrants
 -----------------------------                    ---------------    ---------------    --------------------   --------------------
Brown Simpson Partners I, Ltd.:                                            15,000                700,000               523,691
152 West 57/th/ Street, 21st Floor
New York, New York 10019
Attn: Peter Greene
Fax: (212) 817-5391
Residence: Grand Cayman,
Cayman Islands

Seneca Capital, L.P.:                                  1,570                5,228                 53,640               182,506
c/o Seneca Capital Advisors, LLC
527 Madison Avenue, 11/th/ Floor
New York, New York 10022
Attn: Mr. Davis Parr
Fax: (212) 758-6060
Residence:

Seneca Capital International, Ltd.:                                         9,772                                      341,185
c/o Seneca Capital Advisors, LLC
527 Madison Avenue, 11/th/ Floor
New York, New York 10022
Attn: Mr. Davis Parr
Fax: (212) 758-6060
Residence:

Advanced Systems Europe B.V.:                         10,000
Azrieli Center 3, Triangle Building
42nd Floor
Tel Aviv 67023 Israel
Attention: Mr. Yossi Shemesh
Fax:
Residence: Israel